UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55016	26-0690857
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

675 Almanor Ave Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Debenture and Warrant Transaction

On September 3, 2013 (the “SPA Date”), Amarantus BioScience Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain investors (the “Investors”), pursuant to which the Company issued and sold (the “Debenture and Warrant Transaction”) an aggregate of $1,544,443 in principal amount of 8% Original Issue Discount Senior Convertible Debenture due September 2014 (the “Debenture”) and a common stock purchase warrant (the “Warrant”) to purchase 38,611,073 shares of common stock of the Company (the “Common Stock”). The Company issued the Debenture and Warrant for the aggregate purchase price of $1,390,000. The closing of the Debenture and Warrant Transaction occurred on September 6, 2013 (the “Original Issue Date”).

At any time after the Original Issue Date and until the Debenture is no longer outstanding, the Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Investors, subject to certain conversion limitations set forth in the Debenture. The conversion price for the Debenture is $0.04 per share, subject to adjustments upon certain events, as set forth in the Debenture.  Interest on the Debenture accrues at the rate of 8% annually and is payable on any redemption, conversion and at maturity. Interest is payable in cash or at the Company’s option in shares of the Company’s common stock; provided certain conditions are met. Commencing on the 6 month anniversary and every 10 Trading days thereafter, the Company will be obligated to redeem a certain amount under the Debenture (the “Monthly Redemption”) until the full redemption of the Debenture. The first 8 Monthly Redemptions shall equal 5% of the original principal amount of the Debentures and thereafter the Monthly Redemption shall equal 15% of the original principal amount. In lieu of cash redemption and subject to the Company meeting certain equity conditions described in the Debenture, the Company may elect to pay the Monthly Redemptions in shares of Common Stock as provided in the Debenture.

The Debenture contains certain customary Events of Default (including, but not limited to, default in payment of principal or interest thereunder, breaches of covenants, agreements, representations or warranties thereunder, the occurrence of an event of default under certain material contracts of the Company, including the transaction documents relating to the Debenture and Warrant Transaction, changes in control of the Company and the entering or filing of certain monetary judgments against the Company). Upon the occurrence of any such Event of Default the outstanding principal amount of the Debenture, plus accrued but unpaid interest, liquidated damages, and other amounts owing in respect thereof through the date of acceleration, shall become, at the Investors’ election, immediately due and payable in cash.  Commencing five days after the occurrence of any Event of Default, the interest rate on the Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Company is subject to certain customary non-financial covenants under the Debenture.

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The Company entered into a registration rights agreement with the Investors pursuant to which the Company agreed to file a registration statement no later than 21 days following the SPA Date and to have the registration statement declared effective the earlier of (i) 111 days following the SPA Date, or (ii) 90 days following the date the registration statement is initially filed with the Securities and Exchange Commission. Upon the occurrence of certain events (including but not limited to, failure to timely file the registration statement, failure to file a request for acceleration within 5 trading days of being notified that the registration statement will not be reviewed or not subject to further review, failure to respond to comments within 10 trading days, a registration statement covering the resale of the Registrable Securities is not declared effective by the required effectiveness date as provided in the registration rights agreement) and each monthly anniversary of the occurrence of such event, the Company shall pay each Investor an amount in cash equal to 2% multiplied by the subscription amount paid by each Investor.

The obligations of the Company under the Debentures are guaranteed by the Company’s subsidiaries, Amarantus MA, Inc. and Amarantus Therapeutics, Inc.

On September 4, 2013, the Company issued a press release disclosing the Debenture and Warrant Transaction. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

The above descriptions of the material terms of the Securities Purchase Agreement, the Debenture, the Warrant, the Registration Rights Agreement and the other documents ancillary thereto, are qualified in their entirety by reference to the text of the forms of such Securities Purchase Agreement, Debenture, Warrant and Registration Rights Agreement, which are filed as Exhibits 10.1 to 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

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The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

 Item 7.01   Regulation FD Disclosure

The Company made a corporate presentation on September 4, 2013 at the Nio Helsinki 2nd Annual European Partnering & Investing Conference. The presentation is furnished hereto as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01   Other Events

On September 9, 2013, the Company issued a press release announcing that its CEO will present at the 15th annual Rodman & Rehshaw Global Investor Conference on September 10, 2013.

The information disclosed under this Item 8.01, including Exhibit 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement dated September 3, 2013
10.2	Form of 8% Original Issue Discount Senior Convertible Debenture due September 6, 2014
10.3	Form of Registration Rights Agreement dated September 3, 2013
10.4	Form of Common Stock Purchase Warrant
99.1	Press Release dated September 4, 2013
99.2	Corporate Presentation
99.3	Press Release dated September 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: September 9, 2013	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer

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